Property and Equipment, Net	12 Months Ended
Dec. 31, 2023
Property, Plant and Equipment [Abstract]
Property and equipment, net

Note 10 — Property and equipment, net

Property and equipment, net consist of the following:

	December 31, 2022	December 31, 2023	December 31, 2023
	RMB	RMB	USD
Office electronic equipment	1,381,602	1,144,347	161,569
Office fixtures and furniture	35,533	174,652	24,659
Vehicles	1,201,452	1,201,452	169,632
Building	24,825,710	94,259,656	13,308,435
Leasehold improvements	1,153,205	271,572	38,343
Subtotal	28,597,502	97,051,679	13,702,638
Less: accumulated depreciation	(4,449,209)	(4,916,961)	(694,221)
Total	24,148,293	92,134,718	13,008,417

Depreciation expense for the years ended December 31, 2021, 2022 and 2023 amounted to RMB 1,124,655, RMB 1,663,412 and RMB 1,513,067 (USD 213,629), respectively. Impairment loss amounted to RMB 38,573, RMB 136,701 and nil, for the years ended December 31, 2021, 2022 and 2023, respectively.